UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2018

ENERGY TRANSFER OPERATING, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Energy Transfer Partners, L.P.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As further described under Item 5.03 below, on October 19, 2018, the registrant, Energy Transfer Partners, L.P., a Delaware limited partnership, changed its name to “Energy Transfer Operating, L.P.” (the “ETP Name Change”). References herein to the “Partnership” refer to Energy Transfer Partners, L.P. prior to the ETP Name Change, and Energy Transfer Operating, L.P. following the ETP Name Change. Immediately after the ETP Name Change on October 19, 2018, Energy Transfer Equity, L.P., a Delaware limited partnership, changed its name to “Energy Transfer LP” (the “ETE Name Change”). References herein to “ETE” refer to Energy Transfer Equity, L.P. prior to the ETE Name Change and Energy Transfer LP following the ETE Name Change.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 19, 2018, Streamline Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”) and a wholly owned subsidiary of ETE, completed its merger with and into the Partnership, with the Partnership continuing as the surviving entity and a subsidiary of ETE (the “Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of August 1, 2018 (the “Merger Agreement”), by and among ETE, LE GP, LLC, a Delaware limited liability company and the general partner of ETE (“ETE GP”), Merger Sub, the Partnership and Energy Transfer Partners, L.L.C., a Delaware limited liability company (“ETP Managing GP”) and the general partner of Energy Transfer Partners GP, L.P., a Delaware limited partnership (“ETP GP”) and the general partner of the Partnership.

At the effective time of the Merger (the “Effective Time”), each common unit representing a limited partner interest in the Partnership (each, an “ETP Common Unit”) issued and outstanding as of immediately prior to the Effective Time (other than any common units owned by ETE and its subsidiaries) was converted into the right to receive 1.28 (the “Exchange Ratio”) common units representing limited partner interests in ETE (such units, the “Merger Consideration”). Each Class E Unit, Class G Unit and Class K Unit of the Partnership, as well as each Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit, Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit, Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit and Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units of the Partnership, issued and outstanding as of immediately prior to the Effective Time, continued to be issued and outstanding and to represent a limited partner interest in the Partnership at and after the Effective Time. Each unvested award of restricted units or restricted phantom units granted under any equity plan of the Partnership (collectively, the “ETP Restricted Units”) issued and outstanding immediately prior to the Effective Time was automatically converted, at the Effective Time, into the right to receive an award of restricted units of ETE (a “Converted Restricted Unit Award”) on the same terms and conditions as were applicable to the corresponding award of ETP Restricted Units, except that the number of ETE restricted units covered by each such Converted Restricted Unit Award was equal to the number of ETP Restricted Units multiplied by the Exchange Ratio.

Immediately prior to the Effective Time, the Partnership, ETP Managing GP and ETE entered into a number of transactions (the “Pre-Closing Transactions”), which included the following: (i) ETE contributed 2,263,158 common units representing limited partner interests in Sunoco LP, a Delaware limited partnership (“SUN”), to the Partnership in exchange for 2,874,275 ETP Common Units; (ii) ETP Managing GP contributed 100% of the limited liability company interests in Sunoco GP LLC, a Delaware limited liability company and the general partner of SUN, to the Partnership in exchange for 42,812,389 ETP Common Units; (iii) ETP Managing GP contributed 12,466,912 common units representing limited partner interests in USA Compression Partners, LP, a Delaware limited partnership (“USAC”), and 100% of the limited liability company interests in USA Compression GP, LLC, a Delaware limited liability company and the general partner of USAC, to the Partnership in exchange for 16,134,903 ETP Common Units; (iv) ETE contributed (A) 100% of the limited liability company interests in Lake Charles LNG Company, LLC, a Delaware limited liability company, and (B) 60% limited liability company interests in each of (1) Energy Transfer LNG Export, LLC, a Delaware limited liability company, (2) ET Crude Oil Terminals, LLC, a Delaware limited liability company, and (3) ETC Illinois LLC, a Delaware limited liability company, to the Partnership in exchange for 37,557,815 ETP Common Units; (v) ETE and ETP Managing GP caused the conversion of the Partnership’s incentive distribution rights (the “IDRs”) into 1,168,205,710 ETP Common Units (the “IDR Conversion”); (vi) ETE and ETP Managing GP caused the cancellation of the Partnership’s Class I Units and Class J Units (the “Class I and Class J Unit Cancellation”); and (vii) ETP Managing GP caused the conversion of the approximate 0.33% economic general partner interest in the Partnership (the “Economic GP Interest”) to a non-economic general partner interest in the Partnership (the “GP Interest Conversion”) in exchange for the issuance by the Partnership of 18,448,341 ETP Common Units to ETP GP. Information relating to the ETP Common Units can be located in the Partnership’s registration statement on Form S-3 filed on November 8, 2017 (File No. 333-221411). Prior to and following each of the Pre-Closing Transactions, 100% of the equity interests in ETP Managing GP will continue to be owned by ETE and 100% of the equity interests of ETP GP will continue to be owned by ETE and ETP Managing GP.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on August 3, 2018, which is incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the New York Stock Exchange (the “NYSE”) was notified that each outstanding ETP Common Unit (other than any common units owned by ETE and its subsidiaries) was converted pursuant to the Merger into the right to receive the Merger Consideration, subject to the terms and conditions of the Merger Agreement. The Partnership requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the delisting of the ETP Common Units. The ETP Common Units were delisted and removed from trading on the NYSE on October 19, 2018.

The Partnership’s Series C Preferred Units and Series D Preferred Units will continue to be listed on the NYSE under the symbols “ETPprC” and “ETPprD”, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

As further described under Item 2.01 above, in connection with the Merger, certain parties of the Merger Agreement effected certain Pre-Closing Transactions, pursuant to which the Partnership issued an aggregate 1,286,033,433 ETP Common Units, in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

To the extent required, the information set forth under Item 2.01 and Item 5.03 is incorporated into this Item 3.02 by reference.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Merger, on October 19, 2018 Michael K. Grimm resigned from the Board of Directors of ETP Managing GP and was appointed to the Board of Directors of ETE GP, and William P. Williams resigned from the Board of Directors of ETE GP and was appointed to the Board of Directors of ETP Managing GP. The Board of Directors of ETP Managing GP has determined that (i) Mr. Williams is “independent” for purposes of Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC; (ii) Mr. Williams has no material relationship with the Partnership or ETE Managing GP that would interfere with his independence from management of ETE Managing GP and (iii) Mr. Williams will otherwise be an “independent director” for purposes of the rules and regulations of the NYSE.

Mr. Grimm previously served as a member of the Partnership’s audit committee and as the Chairman of the Partnership’s compensation committee. Mr. Grimm’s decision to resign from the Board of Directors of the ETP Managing GP was not due to any disagreement with the ETP Managing GP or the Partnership relating to operations, practices or policies.

Mr. Williams is expected to serve on the Partnership’s audit committee. At this time, the Partnership is not aware of any transactions, since the beginning of the Partnership’s last fiscal year, or any currently proposed transactions, in which the Partnership was or is to be a participant involving amounts exceeding $120,000, and in which Mr. Williams had or will have a direct or indirect material interest. Consistent with other non-employee members of the Board of Directors of ETP Managing GP, Mr. Williams will be eligible to receive cash compensation for his service on the Board of Directors of ETP Managing GP and equity compensation under the Second Amended and Restated 2008 Long-Term Incentive Plan, as described in the Definitive Proxy Statement on Schedule 14A filed by the Partnership with the SEC on October 24, 2014. There are no arrangements or understandings with the Partnership, or any other persons, pursuant to which Mr. Williams was appointed as a director of ETP Managing GP.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 is incorporated into this Item 5.03 by reference.

On October 18, 2018, the Partnership filed a Certificate of Merger with a future effective date of October 19, 2018 (the “Certificate of Merger”) with the Secretary of State of the State of Delaware to effect the Merger and amend the Certificate of Limited Partnership of the Partnership to change the Partnership’s name to “Energy Transfer Operating, L.P.”

On October 19, 2018, pursuant to the terms of the Merger Agreement, ETP GP, as the general partner of the Partnership and on behalf of the limited partners of the Partnership, executed the Amendment No. 4 to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement” and such amendment, the “LPA Amendment”), which took effect as of the Effective Time. The LPA Amendment reflects the ETP Name Change, the IDR Conversion, the Class I and Class J Unit Cancellation and the GP Interest Conversion. Subsequent to the adoption of the LPA Amendment, ETP GP also executed a Fifth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Fifth A&R LPA”), which reflected the amendments set forth in each prior amendment to the Partnership Agreement as well as additional amendments consistent with the prior amendments or otherwise in connection with the Merger and the fact that the ETP Common Units have ceased to be listed on a national securities exchange.

Conversion of the Incentive Distribution Rights

The LPA Amendment removes all references to the IDRs in order to reflect the IDR Conversion. Pursuant to that certain Recapitalization Agreement, dated as of October 19, 2018, by and among ETE, ETE GP, the Partnership, ETP GP and ETP Managing GP (the “Recapitalization Agreement”), the IDRs, which were 100% owned by ETP GP, were converted into 1,168,205,710 ETP Common Units. As of the effective time of the Recapitalization Agreement, the IDRs have been cancelled and ceased to exist and shall receive no allocations or distributions in respect thereof for any purposes.

Class I and J Unit Cancellation

The LPA Amendment removes all references to the Class I Units and Class J Units in order to reflect the Class I and Class J Unit Cancellation, which units were cancelled pursuant to the Recapitalization Agreement effective immediately prior to the Effective Time. As of the effective time of the Recapitalization Agreement, the Class I Units and Class J Units have been cancelled, ceased to exist and shall receive no allocations or distributions in respect thereof for any purpose. However, since the Class I and J Unit Cancellation occurred prior to December 31, 2018, the entire amount otherwise allocable to the Class I Units and Class J Units pursuant to Section 5.13(b)(ii)(B) and Section 5.14(b)(ii)(B) of the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, respectively, with respect to the 2018 calendar year were allocated to the Class I Units and Class J Units prior to the Class I and J Unit Cancellation.

GP Interest Conversion

The Recapitalization Agreement, which is effective immediately prior to the effective time of the Merger, caused (i) the conversion of the Economic GP Interest into a non-economic general partner interest and (ii) the General Partner’s Percentage Interest (as such term is defined in the Partnership Agreement) to be reduced to zero percent (0%). Pursuant to the Recapitalization Agreement and the LPA Amendment, ETP GP shall continue as the general partner of the Partnership and the Partnership shall continue without dissolution.

The foregoing description of the Certificate of Merger, the LPA Amendment and the Fifth A&R LPA does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, copies of which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report and are incorporated by reference herein.

Item 7.01	Regulation FD.

On October 19, 2018, the Partnership and ETE issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of August 1, 2018, by and among LE GP, LLC, Energy Transfer Equity, L.P., Streamline Merger Sub, LLC, Energy Transfer Partners, L.P. and Energy Transfer Partners, L.L.C. (incorporated by reference to the Current Report on Form 8-K of the Partnership filed with the SEC on August 3, 2018).

3.1	Certificate of Merger, effective as of October 19, 2018.

3.2	Amendment No. 4, dated as of October 19, 2018, to Fourth Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., dated as of April 28, 2017.

3.3	Fifth Amended and Restated Agreement of Limited Partnership of Energy Transfer Operating, L.P. dated as of October 19, 2018.

99.1	Joint Press Release, dated October 19, 2018.

*

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C., its general partner

Date: October 19, 2018	By:	/s/ Thomas E. Long
		Name:	Thomas E. Long
		Title:	Chief Financial Officer